EXHIBIT 10.1

SEVENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Loan and Security Agreement is entered into as of February 2, 2018 (the "Amendment"), by and among TELKONET, INC. ("Borrower"), and HERITAGE BANK OF COMMERCE ("Bank").

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 30, 2014 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2016, that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2016, that certain Third Amendment to Loan and Security Agreement dated as of January 25, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of March 29, 2017, that certain Fifth Amendment to Loan and Security Agreement dated as of August 29, 2017 and that certain Sixth Amendment to Loan and Security Agreement dated as of October 23, 2017 (collectively, the "Agreement").

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.	Section 6.9(b) of the Agreement is amended and restated in its entirety to read as follows:

(b)	EBITDA. Measured as of the end of each fiscal quarter, the maximum year-to-date EBITDA loss for Telkonet, Inc. shall not exceed the amounts set forth below:

Fiscal Quarter Ending	Year-to-Date EBITDA Loss
March 31, 2018	($1,059,000)
June 30, 2018	($1,271,000)
September 30, 2018	($1,911,000)
December 31, 2018	($2,090,000)

Notwithstanding the foregoing, if Telkonet, Inc. deviates from its projected EBITDA by an amount that is less than $100,000 for any particular measurement period, Borrowers shall be deemed in compliance with this Section 6.9(b).

2.	Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

3.	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4.	Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf' format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf' signature page were an original hereof.

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6.	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	the original signed Amendment, duly executed by Borrower;

(b)	payment of all Bank Expenses incurred through the date of this Amendment; and

(c)	such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

TELKONET, INC.

By: /s/ Richard E. Mushrush
Name: Richard E. Mushrush
Title: CFO

HERITAGE BANK OF COMMERCE

By: /s/ Karla Schrader
Name: Karla Schrader
Title: VP

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EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	HERITAGE BANK OF COMMERCE
FROM:	TELKONET, INC. and ETHOSTREAM LLC

The undersigned authorized officer of Telkonet, Inc., on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required	Complies
Borrower prepared financial statements	Quarterly within 45 days	Yes	No
Compliance Certificate	Quarterly within 45 days	Yes	No
Wells Fargo bank statements	Monthly within 15 days	Yes	No
A/R & A/P Agings	Within 5 days of 15th and last day of each month	Yes	No
Customer deposit listing	Within 5 days of 15th and last day of each month	Yes	No
Borrowing base certificate	Within 5 days of 15th and last day of each month	Yes	No
Inventory report	Monthly within 15 days	Yes	No
Offsite Inventory listing	Monthly within 15 days	Yes	No
Deferred revenue schedule	Quarterly within 15 days	Yes	No
Annual financial statements (CPA Audited)	FYE within 120 days	Yes	No
Annual financial projections and budget	Annual within 30 days before FYE	Yes	No
Federal Tax Returns	Annual, within 15 days of filing	Yes	No
10K and 10Q	(as applicable)	Yes	NO
A/R Audit	Initial and semi-annual	Yes	No
IP Notices	As required under Section 6.10	Yes	No

Financial Covenant	Required	Actual	Complies
Minimum Asset Coverage Ratio (Monthly)	1.25 : 1.00	_____: 1.00	Yes	No
Telkonet, Inc. YTD EBITDA Loss as of:
March 31, 2018	($1,059,000)	$_________	Yes	No
June 30, 2018	($1271,000)	$ _________	Yes	No
September 30, 2018	($1,911,000)	$ _________	Yes	No
December 31, 2018	($2,090,000)	$ _________	Yes	No

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